                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 12, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-31447                74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                          (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 5.  OTHER EVENTS.

         Private Placement.

         On May 12, 2003, CenterPoint Energy, Inc. announced that it intended to sell $400 million aggregate principal amount of its convertible senior notes due 2023 (the "Senior Notes") through a private offering. A copy of that press release is attached as Exhibit 99.1. On May 13, 2003, CenterPoint Energy, Inc. announced that it had priced $500 million aggregate principal amount of the Senior Notes. A copy of that press release is attached as Exhibit 99.2.

         The Senior Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

         Litigation.

         On May 9, 2003, an additional class action lawsuit on behalf of a class of purchasers of natural gas alleging manipulation of natural gas prices was filed in California state court in San Diego, naming as defendants CenterPoint Energy, Inc. and Reliant Energy Services, Inc., as well as other market participants. The complaint combines allegations already asserted in the Bustamante price reporting lawsuit and the Gas Trading Class Action lawsuit described in CenterPoint Energy's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2003, including claims of conspiracy to inflate natural gas prices and violations of California's Unfair Competition Law. Neither CenterPoint Energy nor any of its current subsidiaries has ever engaged in gas trading in California. Under a master separation agreement between Reliant Energy, Inc. and Reliant Resources, Inc., CenterPoint Energy and its subsidiaries are entitled to be defended and indemnified by Reliant Resources for any losses arising out of this lawsuit. CenterPoint Energy understands that Reliant Energy Services will deny the allegations set forth in the complaint.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibits are filed herewith:

         99.1 Press Release issued May 12, 2003 regarding private placement of convertible senior notes

         99.2 Press Release issued May 13, 2003 regarding pricing of private placement of convertible senior notes

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY, INC.



Date: May 16, 2003                        By: /s/ JAMES S. BRIAN
                                             -----------------------------------
                                             James S. Brian
                                             Senior Vice President and
                                             Chief Accounting Officer

                                  EXHIBIT INDEX


     Exhibit
     Number                 Exhibit Description
     ------                 -------------------
      99.1       Press Release issued May 13, 2003 regarding pricing of private placement of convertible senior notes

      99.2 Press Release issued May 19, 2003 regarding closing of private placement of convertible senior notes